UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INDEPENDENT PROXY ADVISOR, Institutional Shareholder Services (“ISS”), RECOMMENDS CANOPY GROWTH SHAREHOLDERS VOTE FOR THE CREATION OF EXCHANGEABLE SHARES TO FURTHER THE ADVANCEMENT OF CANOPY USA

•	Shareholders are encouraged to vote well in advance of the proxy voting deadline on April 10, 2024 at 1:00 p.m. Eastern Time (Toronto time)

•	For any questions or assistance with voting, shareholders should contact Laurel Hill Advisory Group at 1-877-452-7184 (North American Toll Free) or 1-416-304-0211 (Outside North America), or by email at assistance@laurelhill.com.

SMITHS FALLS, ONTARIO APRIL 1, 2024 — Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED, Nasdaq: CGC) is pleased to announce that Institutional Shareholder Services (“ISS”), in its report issued on Canopy Growth’s special meeting of shareholders scheduled for April 12, 2024, has recommended that Canopy Growth shareholders (the “Canopy Shareholders”) vote in favor of the previously announced special resolution authorizing an amendment to the Company’s articles of incorporation, as amended (the “Amendment Proposal”), in order to: (i) create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares in the capital of Canopy Growth (the “Exchangeable Shares”); and (ii) restate the rights of the common shares in the capital of Canopy Growth (the “Common Shares”) to provide for a conversion feature whereby each Common Share may at any time, at the option of the holder, be converted into one Exchangeable Share. Canopy Shareholders will be asked to consider and vote on the Amendment Proposal at a special meeting of Canopy Shareholders on Friday, April 12, 2024, at 1:00PM Eastern Time (Toronto time) (the “Meeting”).

Background

On October 25, 2022, Canopy Growth announced a strategy to accelerate its entry into the U.S. cannabis industry and unleash the value of its full U.S. cannabis ecosystem through the creation of a new U.S.-domiciled holding company, Canopy USA, LLC (“Canopy USA”). Canopy USA holds all of the U.S. cannabis investments previously held by the Company, which will, subject to the Amendment Proposal being approved, enable Canopy USA to exercise rights and acquire Acreage Holdings, Inc. (“Acreage”), Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”) and Lemurian, Inc. (“Jetty”). Upon Canopy USA’s acquisition of any of these U.S. THC businesses, Canopy Growth is expected to deconsolidate the financial results of Canopy USA and have a non-controlling interest in Canopy USA, which will be accounted for as an equity method (fair value) investment.

These actions are expected to enable Canopy Growth and Canopy USA to realize value in the near term prior to federal permissibility of cannabis in the United States while positioning the Company for profitable growth and a fast start upon federal permissibility of cannabis in the United States.

ISS Recommendation

As an independent proxy advisory firm, ISS has approximately 3,400 clients including many of the world's leading institutional investors who rely on ISS' objective and impartial analysis to make important voting decisions.

In reaching its recommendation that Canopy Shareholders vote FOR the Amendment Proposal, ISS stated in its report:

“Support for this proposal is warranted. Although approval of this proposal would create an additional class of non-voting securities, the company determined that this proposal will help it and its shareholders remain compliant with applicable U.S. federal law.”

For more information on Canopy USA and the Exchangeable Shares, please refer to the Company’s definitive proxy statement dated February 12, 2024 (the “Proxy Statement”) that is available at: www.canopygrowth.com/investors/investor-events/special-meeting-2024.

Your Vote is Important Regardless of the Number of Shares You Own

The Meeting will be held on Friday, April 12, 2024, at 1:00 p.m. Eastern Time (Toronto time). The Meeting will be conducted in virtual format by live audio webcast at www.virtualshareholdermeeting.com/WEED2024SM.

Canopy Shareholders who are eligible to vote have been mailed a Notice of Internet Availability in accordance with securities regulations which will provide instructions on how to access proxy materials and vote their Shares. The Proxy Statement is available at https://www.canopygrowth.com/investors/investor-events/special-meeting-2024/ and has been filed along with related meeting materials under the Company’s profile on SEDAR+ and EDGAR.

Canopy Shareholders are encouraged to vote and submit proxies as early as possible in advance of the Meeting by one of the methods described in the Proxy Statement. The deadline for Canopy Shareholders to return their completed proxies or voting instruction forms is Wednesday, April 10, 2024, at 1:00 p.m. Eastern Time (Toronto time).

The Proxy Statement contains, among other things, details concerning the Amendment Proposal, the background to and reasons for the favorable recommendation of the Amendment Proposal by the board of directors of Canopy Growth, the requirements for the Amendment Proposal to become effective, procedures for voting at the Meeting and other related matters. Canopy Shareholders are urged to carefully review the Proxy Statement and accompanying materials as they contain important information regarding the Amendment Proposal.

Shareholder Questions and Voting Assistance

Canopy Shareholders who have questions or need assistance in voting should contact Laurel Hill Advisory Group by telephone at 1-877-452-7184 (North American Toll Free) or 1-416-304-0211 (Outside North America), or by email at assistance@laurelhill.com.

More Information

Nik Schwenker

Vice President, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth Corporation

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth's CPG portfolio features gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage, a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high- quality cannabis extracts and pioneer of clean vape technology.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

Notice Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to: expectations regarding the Canopy USA THC platform and the anticipated timing, occurrence and outcome of the Meeting; statements regarding the expected size of the U.S. cannabis market; statements with respect to our ability to execute on our strategy to accelerate the Company’s entry into the U.S. cannabis industry, capitalize on the opportunity for growth in the U.S. cannabis sector and the anticipated benefits of such strategy, including the ability to generate revenues and cost synergies; expectations regarding the Company’s ability to deconsolidate the financial results of Canopy USA from the financial results of Canopy Growth; the timing and outcome of the exercise of rights to acquire Acreage, Wana and Jetty, including the satisfaction or waiver of the closing conditions set out in the underlying agreements and receipt of all regulatory approvals; expectations regarding the U.S. federal laws and regulations and any amendments thereto; expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, joint ventures, strategic alliances, equity investments and dispositions; our ability to successfully create and launch brands and further create, launch and scale cannabis-based products; our ability to continue as a going concern; our ability to execute on our strategy and the anticipated benefits of such strategy; the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis, including THC; the future performance of our business and operations; and our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange.

The forward-looking statements contained herein are based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including, without limitation: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) general economic, financial market, regulatory and political conditions in which we operate; (iii) anticipated and unanticipated costs; (iv) government regulation; (v) our ability to realize anticipated benefits, synergies or generate revenue, profits or value; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release. Such factors include, without limitation, our limited operating history; the diversion of management time on issues related to Canopy USA; the risks the risks relating to the conditions precedent to the acquisitions of Acreage, Wana and Jetty not being satisfied or waived; the risks related to Acreage’s financial statements expressing doubt about its ability to continue as a going concern; the fact that we have yet to receive audited financial statements from Jetty; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); volatility in and/or degradation of general economic, market, industry or business conditions; compliance with applicable policies and regulations; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; inflation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; the risks related to the Exchangeable Shares having different rights from our Shares and the fact that there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 filed with the SEC on EDGAR and with the Canadian securities regulators on SEDAR+ on June 22, 2023, in Item 1A of Part II of the Company’s Form 10-Q for the fiscal quarter ended December 31, 2023 filed with the SEC on EDGAR and with the Canadian securities regulators on SEDAR+ on February 9, 2024, as well as those disclosed under the heading “Amendment Proposal—Risk Factors Relating to the Amendment Proposal” in the Proxy Statement . Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

Participants in the Solicitation

Canopy Growth and its directors and executive officers may be deemed participants in the solicitation of proxies from shareholders with respect to the solicitation of votes to consider the Amendment Proposal. A description of the interests of our directors and executive officers in the Amendment Proposal is contained in the Proxy Statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8 or by email to invest@canopygrowth.com. Investors should read the Proxy Statement as it contains important information.